Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Event [Abstract]
Subsequent Events
35.	Subsequent Events
Between January 1, 2025 and until the date of issuance of these financial statements (April 10, 2025), no additional events or events of importance have occurred that require adjustments or disclosures to the consolidated financial statements as of December 31, 2024, except for the following events:
On January 16, 2025, the Board of Directors approved to increase the share capital by S/ 2 thousand through capitalization from “Share Premium”. This amount corresponds to the shares from the Restricted Share Awards 2024 (note 33).
In January 2025, the Group modified its Call spreads to renegotiate them into one for a total of US$ 108,000 thousand in a new range from S/ 3.713 to S/ 4.20 per US$ 1.